                     PAINEWEBBER PACE SELECT ADVISORS TRUST


                 Supplement to Prospectus dated December 1, 1998


                             Effective June 1, 1999


The following is added to the end of the second paragraph of the section entitled "PACE International Equity Investments" on page 19 of the Prospectus under the caption entitled "Investment Objectives and Policies of the Portfolios and Risk Factors":


The Portfolio may also invest in convertible securities that are rated below investment grade but no lower than B by Moody's or S&P or, if unrated, determined to be of comparable quality by the Adviser, except that these investments in lower-rated convertible securities, together with the Portfolio's investments in emerging markets, may not exceed 10% of the Portfolio's total assets.


In addition, the following replaces the first paragraph of the section entitled "Lower Rated Convertible Securities" on page 30 of the Prospectus under the caption entitled "Other Investment Policies and Risk Factors":


PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than Ba by Moody's or BB by S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. PACE Strategic Fixed Income Investments may invest up to 20% of its total assets in convertible securities that are rated below investment grade but no lower than B by Moody's or S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. PACE International Emerging Markets Equity Investments may invest up to 10% of its total assets in convertible securities that are rated below investment grade but no lower than C by S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. PACE International Equity Investments may invest up to 10% of its total assets, together with its investments in emerging markets, in convertible securities that are rated below investment grade but no lower than B by Moody's or S&P, or if not rated by a NRSRO, determined by its Adviser to be of comparable quality. Convertible securities rated below investment grade are commonly referred to as "junk bonds" and are deemed by the NRSROs to be predominantly speculative and may involve significant risk exposure to adverse conditions.